BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Current assets
Cash and cash equivalents	$ 18	$ 13
Bank deposits	1,891	1,875
Total assets	1,909	1,888
Current liabilities
Other payables and accrued expenses	168	162
Total current liabilities	168	162
Shareholders' equity
Ordinary shares of NIS 1.0 par value (5,000,000 shares authorized as of December 31, 2022 and December 31, 2021; 2,780,707 shares issued and 1,255,640 shares outstanding as of December 31, 2022 and December 31, 2021)	790	790
Additional paid-in capital	158,111	158,111
Accumulated deficit	(145,122)	(145,137)
Treasury stock, at cost: 1,525,067 shares as of December 31, 2022 and December 31, 2021	(12,038)	(12,038)
Total shareholders' equity	1,741	1,726
Total liabilities and shareholders' equity	$ 1,909	$ 1,888